Securities Act Registration No. 333-103875
                              Investment Company Act Registration No. 811-21322

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933{u"}

                        Pre-Effective Amendment No.  __
                     Post-Effective Amendment No. 1   [X]

                                    And/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           Amendment No.   3   [ X ]

                             THE GEORGETOWNE FUNDS
              (Exact Name of Registrant as Specified in Charter)
                                 7 REDDY LANE
                             LOUDONVILLE, NY 12211

              (Address of Principal Executive Offices)(Zip Code)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (518) 221-1978
                              PAUL K. HOFFMEISTER
                                 7 REDDY LANE
                             LOUDONVILLE, NY 12211
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:
It is proposed that this filing will become effective (check appropriate box)
             [  ]   immediately upon filing pursuant to paragraph (b)
             [  ]   on (date) pursuant to paragraph (b)
             [  ]   60 days after filing pursuant to paragraph (a)(1)
             [X]    on March 1, 2005 pursuant to paragraph (a)(1)
             [  ]   on 75 days after filing pursuant to paragraph (a)(2)
             [  ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

             [  ]   this post-effective amendment designates a new effective
                    date for a previously filed post-effective amendment.






                             The Georgetowne Funds

                              P R O S P E C T U S

                          Georgetowne Long/Short Fund





                                 March 1, 2005















The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.




                             The Georgetowne Funds
                                 7 Reddy Lane
                             Loudonville, NY 12211
                                 877-369-3705


                               Table of Contents

                                                                        Page

Fund Overview                                                           1

Performance History                                                     3

Fund Fees and Expenses                                                  3

Investment Strategies and Related Risks                                 4

Fund Management                                                         8
       Board of Trustees                                                8
       Investment Adviser                                               8

Dividends, Distributions, and Taxes                                     9

Net Asset Value (NAV) per Share                                         9

How To Purchase Shares                                                  10

How to Redeem Shares                                                    11

Financial Highlights                                                    14

Privacy Policy                                                          15

Additional Information                                            Back Cover


                                 FUND OVERVIEW

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve returns in both rising and falling markets by

   {circle}buying  equity securities ("long" positions) that the Fund's adviser believes are undervalued, and
   {circle}selling equity securities short ("short" positions) that the adviser believes are overvalued.

A "short" sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.

The Fund's adviser, The Georgetowne Fund Management Corporation, examines general economic trends to identify the sectors of the economy that it believes present the best potential for growth. The Fund's long positions will be over-weighted in those sectors. The Fund's short positions will generally be in sectors of the economy that the adviser believes present the least potential for growth.

The adviser then performs fundamental analysis to identify companies whose stock it believes are significantly undervalued for purchase or overvalued for selling short. In addition to selecting particular companies, the adviser may also invest a portion of the Fund's assets in iShares to achieve the sector allocations it desires. The iShares are a type of exchange traded fund (commonly referred to as an ETF). Under normal circumstances, the Fund may invest up to 90% of its assets in either long or short positions. The adviser anticipates that the Fund's strategy will result in active trading of the Fund's portfolio securities and a high portfolio turnover rate.

Equity securities in which the Fund may invest consist primarily of common stock of U.S. companies and American Depository Receipts (commonly referred to as ADRs). Although investing in any one type of iShare is not a principal strategy of the Fund, the Fund may invest a significant portion of its assets in a combination of iShares. The adviser will generally invest in iShares to achieve the sector allocations described above. The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of securities.

PRINCIPAL INVESTMENT RISKS

Market Risk: The Fund's total return on investment, like stock prices generally, goes up and down such that you may lose money over short and even long periods of time.

Short Investments: There are additional risks involved in short sales. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

Management Risk: The adviser of the Fund is a newly formed company with no experience managing the assets of individual clients or a mutual fund. This inexperience may result in poor security selection causing the Fund to under perform other funds with similar investment strategies, and you may lose money.

Sector Risk: If the Fund's portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Foreign Risk: To the extent the Fund invests in ADRs or foreign ETFs such as iShares, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Portfolio Turnover Risk: To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders. These factors may negatively affect the Fund's performance.

ETF Risks: The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector or countries in which the ETF invests.

Higher Expenses/Taxes: The Fund will indirectly bear its proportionate share of any fees and expenses paid by the ETFs in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Like higher expenses, taxes can adversely impact the Fund's performance. The ETF shareholders purchase and redeem shares from the ETF, which may result in capital gains distributions to all shareholders in the ETF (including the Fund).

Non-Diversification Risk: As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund. The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.


FOR A MORE DETAILED DISCUSSION OF THESE PRINCIPAL INVESTMENT RISKS, PLEASE SEE "INVESTMENT STRATEGIES AND RELATED RISKS" ON PAGE 8.


                              PERFORMANCE HISTORY

[TO BE UPDATED WHEN 2004 INFORMATION AVAILABLE] The bar chart shows the return of the Fund as of December 31, 2004. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                        TOTAL RETURN AS OF DECEMBER 31

                          [insert graph (2004 only)]

During the period shown, the highest return for a quarter was [___]% (___ quarter, 2004); and the lowest return was [___]% (__ quarter, 2004).

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING 12/31/2004:

                                              One Year     Since Inception1

    The Fund

    Return Before Taxes                       %            %

    Return After Taxes on                     %            %
    Distributions 2

    Return After Taxes on                     %            %
    Distributions and Sale
    of Fund Shares 2

    S & P 500 Index*                          %            %

    Nasdaq Composite Index*                   %            %

*(reflects no deduction for fees, expenses, or taxes)
1  December 30, 2003
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                            FUND FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES :
      (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases           None
Deferred Sales Charge (Load)                       None
Sales Charge (Load) Imposed on Reinvested          None
   Dividends
Exchange Fee                                       None
Redemption Fee (1)                                 2.00%

ANNUAL FUND OPERATING EXPENSES :
      (expenses that are deducted from Fund assets)
Management Fees                                    1.99%
12b-1 Distribution Fees                            None
Other Expenses (2)                                 0.01%
Total Estimated Annual Operating Expenses  (3)     2.00%

Footnote:
(1) The 2.00% redemption fee applies only to shares sold within 30 days of purchase. All redemptions by wire are charged a $20 wire fee regardless of time held.
(2) The adviser pays all ordinary operating expenses of the Fund, except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years5Years10 Years
$ [___]$ [___]$[___]$[___]

                    INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund's investment objective may be changed without shareholder approval. The Fund will notify shareholders 30 days in advance if the investment objective is changed.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Long/Short Strategy. Under normal circumstances, the Fund's portfolio will consist of both "long" and "short" positions, and the ratio of "long" to "short" will vary based on the adviser's assessment of general economic trends. In selecting stocks to buy "long," the portfolio manager will look for reasonably priced securities of companies that typically occupy a dominant position in a market due to size, products or services and whose growth potential is not yet reflected fully in the company's stock price. Target companies will have a catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions. The Fund's adviser generally will sell a security when it no longer meets the portfolio manager's investment criteria or when it has met the manager's expectations for appreciation.

The Fund will usually have a portion of the Fund short (up to 90%). A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. In selecting short sale candidates, the portfolio manager looks primarily for companies where the growth is slowing, valuations are high and there is a change in economic conditions that would perpetuate a decline in the market price of shares. In addition, balance sheet analysis will be used to identify weakening financial conditions or a declining cash flow.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs if dividends are paid on those shares sold short. In such a case, the Fund is required to pay those dividends on the stock to the owner of the shares from whom such shares were borrowed. An estimate of these costs is included in the Fund's fees and expenses table. Dividends paid by the Fund on shares sold short will reduce the Fund's portfolio return since such dividends are paid out of the Fund's net assets. The Fund may also be required to pay a fee to the broker to borrow the security. The fee is generally a portion of the interest earned by the Fund on the collateral that is deposited with the broker.

Selling short magnifies the potential for both gain and loss to the Fund and its investors. The Fund's potential for gain and loss increases as the Fund's short positions increase. In connection with its short sales, the Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets which will be marked to market daily so that it equals (i) the greater of the current market value of the securities sold short by the Fund or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 90% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. As the amount of the Fund's short position exposure increases, the greater the amount of the Fund's securities that must be segregated by the Fund's custodian. As more assets are segregated, the adviser has less flexibility in managing the portfolio because the segregated assets cannot be traded until the respective short position is closed.

Common stocks. Because the Fund invests in common stocks, it is subject to the risks associated with common stock investing. These include the management risk of selecting individual stocks that do not perform as the portfolio manager anticipated, the risk the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. If the stock market declines in value, the Fund is likely to decline in value. Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. Poor management or decreased demand for products or services, as well as negative economic, political, or regulatory occurrences, may affect the earnings growth potential anticipated by the portfolio manager when the individual stock was selected for a Fund's portfolio. Common stock represents an ownership interest in the issuer. However, the rights and interests of common stock owners are subordinate to preferred stock in the receipt of dividends and in any residual assets after payments to creditors and bond holders if the issuer is dissolved.

Foreign Securities. The Fund may invest in sponsored ADRs (American Depositary Receipts) and index products that track a foreign securities index. ADRs are dollar denominated and issued by a U.S. bank or trust company and represent ownership interests in foreign companies. Sponsored ADR's are issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common stock, such as voting rights. Investment risks include fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency. Securities of foreign issuers may often be less liquid and exhibit greater volatility.

Exchange Traded Funds. ETFs are a portfolio of stocks or bonds that track a specific market index, similar to traditional index mutual funds, except that they are bought and sold on an exchange through a broker like an individual stock. There are many types of ETFs, and the Fund may invest in the iShares ETFs as part of its principal investment strategies. The iShares are managed by Barclays Global Investors. They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. The iShares are subject to all of the foreign securities risks, as well as common stock risks, described above. Although iShares may be sold throughout the day on an exchange, only certain authorized participants can redeem iShares directly from the issuer, and the redemption must be made in very large creation/redemption units. There is a risk that the performance of the ETF will not track the performance of the corresponding index.

Emerging Markets. The Georgetowne Long/Short Fund may invest a substantial portion of its assets in emerging market securities through its investments in ADR's. The risks for foreign securities (including the risks of fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation and trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency, as well as less share liquidity and greater share volatility) are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as "emerging markets." Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another currency. The currencies of certain emerging market countries have recently experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund's investments in assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country's currency experiences "stress," there is concern that the "stress" may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Unseasoned Companies. From time to time, the Fund may take substantial positions in securities of companies with limited operating histories. These are companies in operation for less than three years. The securities of these companies may have limited liquidity and the prices of such securities may be volatile. Unseasoned companies are often involved in new product development, which generally involves more risk, and may lack sufficient capital for sustained growth.

Small Capitalization Companies. The Fund may invest in companies of any capitalization, including small capitalization companies. An investment in companies with smaller capitalizations, considered to be companies with a market capitalization less than $1 billion, generally involves greater risks than investing in larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements because the stocks are traded in lower volume, the companies are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer markets for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small company stocks tend to be less liquid, particularly during periods of market disruption. Normally, there is less publicly available information concerning the issuers of these securities. Small companies in which the Fund invests may have limited product lines, markets or financial resources or may be dependent on a small management group.

Special Situations. The Fund may also take "long" positions in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situations that may affect the value of their securities significantly. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or believed to be probable takeover candidates. Although it may fall within the scope of "special situations," the Fund will not invest in a company in bankruptcy or default. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

Other Strategies. The Fund may rotate a portion of its assets to debt securities, including fixed income iShares, when the adviser believes that the prospects for capital appreciation may be greater than in equity securities. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, money market funds, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective. Employing such a defensive strategy would be inconsistent with the stated objectives of the Fund. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Additional descriptions of the Fund's strategies and investments and the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities holdings, may be found in the Fund's Statement of Additional Information which can be requested free of charge by calling 1-877-369-3705.

                                FUND MANAGEMENT

BOARD OF TRUSTEES

The Board of Trustees has overall responsibility for the management of the Fund. The Board formulates the general policies and meets periodically to review the Fund's performance, monitor investment activities and discuss matters affecting the Fund.

INVESTMENT ADVISER

The Georgetowne Fund Management Corporation is the adviser of the Fund and is responsible for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. Paul K. Hoffmeister owns and is the founder of the adviser, and is a trustee of The Georgetowne Funds. The adviser is a New York State corporation founded in January 2003 and does not have any previous experience advising mutual funds or individual client accounts.

Paul K. Hoffmeister is responsible for the overall strategic and day-to-day management of the Fund's portfolio and the Fund's administration. Mr. Hoffmeister additionally acts as Director of Market Strategy for Polyconomics, an economic and market forecasting company, performing sector analysis based on supply-side economic principles. Mr. Hoffmeister also acts as an operations supervisor for the office of Dr. Jana Hoffmeister MD. Between March 2004 and August 2004, Mr. Hoffmeister acted as a trader with QuietLight Securities, LLC.
 His duties with QuietLight Securities included trading options and futures contracts on the KOSPI 200 Index on behalf of QuietLight Securities on the Korean Stock Exchange. Mr. Hoffmeister has a B.S.B.A. degree in finance and accounting from Georgetown University in Washington, DC. (The Georgetowne Funds and The Georgetowne Fund Management Corporation are NOT affiliated with Georgetown University.) Between September 1997 and December 1997, Mr. Hoffmeister was an intern at the White House within the Department of Intergovernmental Affairs. Additionally, between June 1999 and September 1999, he was an intern at the Council of Economic Advisers. Prior to forming the adviser and Georgetowne Funds, Mr. Hoffmeister was an assistant trader from 2000 to 2001, and a trader from 2001 to 2002, for Quietlight Securities, trading S&P 500 futures and options contracts at the Chicago Mercantile Exchange.

For the fiscal year ended October 31, 2004, the Fund paid the adviser a fee 1.99% of its average daily net assets. The adviser pays all of the ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser.

The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute to all shareholders, at least annually, substantially all net investment income and any net capital gains. These will be reinvested in additional shares unless the shareholder has requested payment by check. The Fund expects that its distributions will consist primarily of capital gains.

Distributions of investment income and net short term gains are generally taxable to you as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains regardless of length of time shares held. All distributions are taxable in the year received whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for tax purposes. Distributions are paid to all shareholders invested in the Fund as of the record date, the date on which the shareholder must officially own shares to receive the distribution.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay full price for shares and then receive a portion of price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implication of buying shares just before the Fund declares a dividend or capital gain. Contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to non corporate shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisers for federal, state, and local tax consequences of an investment in the fund.

                        NET ASSET VALUE (NAV) PER SHARE

Net asset value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM EST) each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought and redeemed at their net asset value next determined after an order is received in good form with all supporting documentation and required signatures by the Fund's Transfer Agent. The net asset value per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares of the Fund.

The Fund's assets are generally valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.



                            HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

You pay no sales charge to purchase shares of the Fund. You purchase shares at the net asset value (NAV) per share next calculated after the Transfer Agent has received the order in good form. An account application is required for a share purchase to be in good form. The Fund calculates net asset value per share at the close of business (currently 4:00 PM, Eastern Standard Time) each day the New York Sock Exchange is open. If your order is received prior to 4:00 PM, your order will be priced at that day's NAV. If your order is received after 4:00 PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Fund does not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $5,000 is required to open an account ($2,000 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Adviser.

When you invest in the Fund, the transfer agent will establish an account to which all full and fractional shares will be credited. The Fund will not issue share certificates evidencing shares of the Fund. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:
By mail. Complete and sign the Account Application and mail with your check payable to "Georgetowne Long/Short Fund" to:

                                  Georgetowne Long/Short Fund
                                  Mutual Shareholder Services
                                  8869 Brecksville Rd.
                                  Brecksville, OH  44141

By wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

                                   U.S. Bank N.A.
                                   ABA 091000022
..                                  Account 173103198383
                                    fbo Georgetowne Long/Short Fund

Your name and account number should be provided. Your bank or broker may charge you a fee for wire transfer.

Through Financial Intermediaries. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Brokers, advisers, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling shares of the Fund.

Automatic Investment Plan (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investments in Fund shares. You may enroll in the AIP by filling out the Automatic Investment Plan application available from the Transfer Agent. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You may terminate your AIP at any time by written notification to the Transfer Agent.

Other Information on Purchases of Shares

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check does not clear, you will be responsible for any loss the Fund incurs as a result of canceling the order. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any such loss. A fee will be charged for all checks that fail to clear. Cash, money orders and travelers checks are not accepted.

                             HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund NAV (less any applicable redemption fee) next determined after the transfer agent receives the redemption request in good order. Since the Fund's NAV will fluctuate because of changes in the market value of the Fund's portfolio holdings, the amount you receive upon redemption may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to your address of record or, if redemption proceeds are $10,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of a wire transfer. Redemption proceeds will generally be mailed within 7 days of receipt of your request.

Redemption by mail.
Shares may be redeemed by mail by writing directly to the transfer agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the application form. Signature guarantees are normally available from a bank, broker-dealer or other financial institution. A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.
 To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee". The following requests require a signature guarantee: (i) change of name or address on the account, (ii) redemption proceeds sent to a different address from that on the account, (iii) proceeds are made payable to someone other than the account owner, (iv) redemption from an account where the name or address has changed within the last 30 days, (v) the redemption request is for $25,000 or more.

Redemption by phone.
You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the transfer agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud, such as asking you to verify your tax identification number, and only sending redemptions to the address of record. You should do the same by keeping your account information private and reviewing all statements and transactions immediately for accuracy. Neither the Fund nor transfer agent shall be responsible for any losses due to telephone fraud so long as we have taken reasonable steps to verify the caller's identity.

Other Information on Redemption of Shares.

Redemption requests will not be processed until the Fund's transfer agent has received all necessary documents, such as a signature guarantee, in good order. If you have any questions about what documents are required, please call the transfer agent at 1-877-369-3705 (toll free).

The Fund reserves the right to take up to 7 days to make payment if the Fund could be adversely affected by immediate payment. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check, which may take up to 15 days for U.S. bank accounts, and up to 6 weeks for foreign accounts. In the event the Fund cannot recover payment from the investor, the Fund's adviser will be responsible for any loss.

The Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the SEC determines to be emergency circumstances.

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 30 days of investment. The fee is payable out of the redemption proceeds and is retained by the Fund to defray the costs of redeeming shares. The Fund will waive the redemption fee for mandatory retirement account withdrawals. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.



Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions. You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, we may close your account and send the proceeds to you. The Fund may also redeem your shares if the Board of Trustees determines to liquidate the Fund. The Board may liquidate the Fund without a shareholder vote on that liquidation. An involuntary redemption will create a capital gain or loss which may have tax consequences. Consult your tax adviser.

                             FINANCIAL HIGHLIGHTS

       The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Sanville & Company CPA, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                           FOR THE PERIOD ENDED OCTOBER 31, 2004(a)
Net Asset Value at Beginning of Period                                                      $            10.00__
Income from Investment Operations
   Net Investment Loss                                                                                    (0.10)
   Net Losses on Securities                                                                               (0.18)
            (Realized and Unrealized)
   Total from Investment Operations                                                                       (0.28)

Dividends (From Net Investment Income)                                                                      0.00
Distributions (From Capital Gains)                                                                          0.00
       Total Distributions                                                                                  0.00

Net Asset Value at  End of Period                                                             $             9.72

Total Return                                                                                             (2.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)                                                       $              293
Ratio of Expenses to Average Net Assets                                                                   2.00 %(b)
Ratio of Net Investment Loss to Average Net Assets                                                       (1.21)%(b)
Portfolio Turnover Rate                                                                                  73.81 %
(a)For the period December 30, 2003 (commencement of investment operations)
     to October 31, 2004.
(b) Annualized

                                PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

   {circle}Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and


   {circle}Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to its service providers requiring such information to provide products or services to you.



                            ADDITIONAL INFORMATION

Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

If you wish to receive a free copy of the Statement of Additional Information or have any inquiries about the Fund, please call the Transfer Agent at 1-877-369-3705 (toll free). As of the date of this Prospectus, the Fund does not have an Internet Website.

Additional information about the Fund including the Statement of Additional Information can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The scheduled hours of operation may be obtained by calling the SEC at 1-202-942-8090.

You can receive copies of this information, after paying a duplicating fee by writing to:
Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102
or by emailing: publicinfo@sec.com

Free access to reports and other information about the Fund is available from the EDGAR Database on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-21322

This prospectus contains important information about the Fund. Please read it carefully before you decide to invest.

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                             THE GEORGETOWNE FUNDS


                          GEORGETOWNE LONG/SHORT FUND



















This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus for the Georgetowne Long/Short Fund dated March 1, 2005, and is incorporated by reference in its entirety into such Prospectus. Because this SAI is not itself a prospectus, you should not make an investment in shares of the Georgetowne Long/Short Fund based solely on the information contained herein. This SAI incorporates by reference the Fund's Annual Report for the fiscal period ended October 31, 2004. You may obtain copies of the Prospectus or Annual Report without charge by calling 1-877-369-3705 or by writing to Georgetowne Long/Short Fund, Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH 44141







    This Statement of Additional Information is dated March 1, 2005.


TABLE OF CONTENTS


DESCRIPTION OF THE FUND AND TRUST                                       1

INVESTMENT STRATEGIES AND RISKS                                         1

FUND POLICIES AND INVESTMENT RESTRICTIONS                               4

MANAGEMENT OF THE FUND                                                  6
     Investment Adviser                                                 6
     Trustees and Officers                                              7
     Board Interest in Fund                                             8

PORTFOLIO TRANSACTIONS AND BROKERAGE                                    10

DISCLOSURE OF PORTFOLIO HOLDINGS                                        11

PRICING OF FUND SHARES                                                  12

ADDITIONAL TAX INFORMATION                                              13

CUSTODIAN                                                               14

FUND SERVICES                                                           14

PROXY VOTING POLICIES                                                   15

INDEPENDENT AUDITORS                                                    16

FINANCIAL STATEMENTS                                                    16



DESCRIPTION OF THE FUND AND TRUST

The Georgetowne Long/Short Fund (the "Fund") was organized as a non-diversified series of The Georgetowne Funds (the "Trust") on February 18, 2003. The Fund commenced operations on December 30, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 18, 2003 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only fund series currently authorized by the Trustees. The investment adviser to the Fund is The Georgetowne Fund Management Corporation (the "Adviser").

The Fund will not hold annual shareholder meetings nor will the Fund issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

[UPDATE] As of [_____], 2005, Dr. Jana Hoffmeister owned [__]% of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, Dr. Hoffmeister could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. Dr. Hoffmeister is the mother of Paul Hoffmeister, a trustee of the Fund and the President of the Adviser.

As of [____], 2005, the officers and trustees as a group owned [___]% of the outstanding shares of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see "How to Purchase Shares and Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective and principal strategies are discussed in the Prospectus. This section provides information on the Fund's non-principal investment strategies.

Short Term Investments. The Fund may invest in money market instruments, including money market funds, and short term high quality debt securities such as commercial paper. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the money market funds in which the Fund invests.

Debt Securities. The Fund may invest in corporate or U.S. Government and Agency debt securities including zero coupon bonds. Some corporate debt securities may be convertible into common stock. Debt securities will fall in value if interest rates rise or the issuer's creditworthiness becomes impaired and it is unable to make interest or principal payments. Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.

As mentioned in "Principal Investment Strategies and Related Risks" in the Prospectus, such investment in short-term investments and debt securities would be for temporary defensive measures, which would be inconsistent with the stated objectives of the Fund. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Exchange Traded Funds (ETFs). In addition to the iShares described in the Prospectus, the Fund may invest in S&P Depositary Receipts ("SPDRs"), Sector SPDRs, DIAMONDS, and QQQs. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They are subject to special risks associated with the particular sector or countries in which the ETF invests. There is also a risk that the performance of the ETF will not track the performance of the corresponding index.

Convertible Securities. Convertible securities are generally debt obligations or preferred stocks that may be converted within a specific period of time into a certain amount of common stock of the same or different issuer. They provide current income and the upside inherent in their convertibility. They may decline in value if the underlying share price declines, if interest rates rise or if the issuer's creditworthiness becomes impaired.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Dividends on preferred stocks are generally payable at the discretion of issuer's board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer's creditworthiness becomes impaired.

Real Estate Investment Trusts (REITs). The Fund may invest up to 10% of net assets in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses. REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT's taxable earnings resulting in the excess portion of such dividends being treated as return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of Fund's distributions may also be designated a return of capital. Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the REITs in which the Fund invests.

Options. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

       The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions consistent with their respective investment objectives. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to (i) the Fund's restrictions on borrowings as set forth in fundamental restriction 6 below and (ii) the Fund's restrictions on illiquid securities as set forth in non-fundamental restriction 4 below.

None of the Fund's fundamental restrictions can be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Fund's fundamental investment restrictions. Except as otherwise noted, the Fund may not:

1. Issue senior securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.   Make loans to other persons, except:  (a) by loaning portfolio securities;
(b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. The Fund will not make loans by purchasing nonpublicly offered debt securities.

3. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies engaged in the same industry.

4. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities.

5. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

6. Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions

7. Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental. The Fund may not:

1. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.   Purchase  any  security while  borrowings  (including  reverse  repurchase
agreements)  representing   more  than  one  third  of  its  total  assets  are
outstanding.

3. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.

4. Invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Illiquid securities are securities that cannot be sold or disposed of promptly and in the ordinary course of business without taking a reduced price.

Although the Fund's fundamental policies do not preclude the Fund from engaging in borrowing (including reverse repurchase agreements), purchasing or selling options or futures contracts, or investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, the Fund has no present intention of purchasing such securities or using these investment techniques.

       In so far as allowed by law under Section 12(d)(1) under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest in securities of other registered investment companies, including mutual funds and exchange traded funds. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3 percent of the total outstanding stock of another registered investment company (ii) securities issued by another registered investment company having an aggregate value in excess of 5 percent of the value of the total assets of the Fund; or (iii) securities issued by another registered investment company and all other investment companies (other than having an aggregate value in excess of 10 percent of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3 percent of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1-1/2 percent. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1 percent of such investment company's total outstanding shares in any period of less than thirty days.

                            MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

The Adviser is The Georgetowne Fund Management Corporation, located at 7 Reddy Lane, Loudonville, NY 12211. As sole shareholder of the Adviser, Paul K. Hoffmeister controls the Adviser for purposes of the 1940 Act. Mr. Hoffmeister formed the Adviser for the purpose of advising a mutual fund. Additional information about Mr. Hoffmeister's business background is found in the chart below under the heading "Trustees and Officers".

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of the Fund ordinary operating expenses, the Adviser receives an investment management fee of 1.99% of the average daily net assets of the Fund. For the fiscal period from December 30, 2003 (commencement of investment operations) through October 31, 2004, the Adviser received an investment management fee of $[__].

The Management Agreement was approved by the Board at a meeting held on December 8, 2003. In determining whether to approve the agreement, the Board reviewed materials provided by the Adviser, including (i) the business history of the Adviser, (ii) the projected operations budget of the Adviser, (iii) the investment strategy of the Adviser and (iv) the comparative expenses of the Fund with similar mutual funds. It was noted that the Adviser was a newly formed entity. Mr. Hoffmeister, President of the Adviser, reviewed and discussed with the Trustees his personal history including a description of his background and investment management experience. Mr. Hoffmeister discussed with the Board the Adviser's financial strength and represented to the Board that there are sufficient funds available to meet the Adviser's obligations to the Fund. The Trustees then discussed the expense ratio of the Fund compared with similar funds. The Trustees discussed the nature and quality of the services to be provided by the Adviser, reviewed the terms of the Management Agreement and were reminded by legal counsel of their fiduciary duties in approving the Agreement. Mr. Hoffmeister certified to the Board that the Adviser had adopted procedures reasonably designed to prevent violations of the Code of Ethics. Based upon the information provided, it was the Board's consensus (including all of the Independent Trustees) that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Fund's shareholders.

The Adviser retains the right to use the name "The Georgetowne Long/Short Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Georgetowne Long/Short Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution's services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS [TO BE UPDATED]

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

    The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

Name, AddressPosition Principal Occupations During Past 5 Years and Current Directorships
and Age      & Length
             of Time
             Served
             with the
             Trust
Michael J.   Trustee  Broker, CMO Department, Hilliard Farber (9/04-present); Sponsored Representative, Warrior Lacrosse Co.
Regan        since    (1/03-present); Player, Boston Cannons (Lacrosse Team) (9/01-present); Mortgage Consultant, Citigroup (8/02-
7 Reddy Lane February 08/04); Player, Rochester Rattlers (Lacrosse Team) (5/01-9/01); Marketing Director, Albany Attack/Pepsi
Loudonville, 2003     Arena (9/02-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03); Assistant Lacrosse Coach, Butler
NY 12211              University (9/00-12/00); Student, Butler University (9/96-5/00).
Age:  26
David E.     Trustee  General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group
Hannoush     since    (08/01-05/02); Law Clerk, Foley Hoag LLP (06/00-12/00); Law Clerk, US Trade Representative (01/00-05/00);
7 Reddy Lane October  Law Clerk, Albo & Oblon (09/98-12/98); Student, American University Washington College of Law (08/98-05/01).
Loudonville, 2004;
NY 12211
12204
Age:  28
Charles P.   Trustee  Resident Assistant, Rochester Institute of Technology (7/98 - 5/99); Affiliate Sales &  Marketing Intern,
Clemens      since    ESPN, Inc. (6/99 -8/99); Legal Assistant Intern, Skadden, Arps, Slate, Meagher & Flom LLP (8/99-11/99);
7 Reddy Lane December Event Manager, Eventive Marketing (1/01 -8/01); Admissions Advisor, Kaplan College (8/01-5/02); Sales
Loudonville, 2003.    Representative, Targit Interactive (an on-line advertising company) (5/01-7-01); Sales Trainee, OTL Sports
NY 12211              (a sports information business) (12/02-12/02); Law Clerk, Deborah Carpenter-Toye, Esq. (6/03-present);
Age: 27               Student, Nova Southeastern University Law School (8/01-5/04); Attorney, Law Offices of Charles P. Clemens
                      (9/04-present).


The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


NAME,        POSITION   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
ADDRESS,  ANDAND  LENGTH
AGE          OF     TIME
             SERVED WITH
             THE TRUST
Paul       K.Chairman,  Director of Market Strategy, Polyconomics (an economic and market forecasting company) (8/04-present);
Hoffmeister1 President, Operations Manager, Dr. Jana Hoffmeister (6/00-present); Trader, Quietlight Securities (8/01-4/02; and
7 Reddy Lane and        3/04-8/04); Assistant Trader, Quietlight Securities (1/99-4/99); Student, Georgetown University (8/96-
Loudonville, Treasurer  5/00).
NY 12211     since
Age: 26      December
             2003;
             Trustee
             since
             February
             2003
Paul       F.Trustee    Senior Financial Analyst, MedStar Health (a healthcare and health services company) (11/02-present);
Pechacek1    between    Manager Hospital Finance, Good Samaritan Hospital of Maryland (2/00-11/02); Senior Accountant, Helix
7 Reddy Lane February   Health (a healthcare network) (11/97-2/00)
Loudonville, 2003 and
NY 12211     October
Age: 36      2004; Chief
             Compliance
             Officer
             since
             October
             2004

1 Mr. Pechacek and Mr. Hoffmeister are first cousins. Mr. Hoffmeister is an "interested person" of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund's adviser.

       The Trust's audit committee consists of Michael J. Regan, David E. Hannoush, and Charles P. Clemens. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held two meetings during the fiscal year ended October 31, 2004.

       The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2004.


      TRUSTEE      DOLLAR RANGE OF FUND SHARES
Charles P. Clemens            [__]
Paul K. Hoffmeister           [__]
David E. Hannoush             [__]
Michael J. Regan              [__]

COMPENSATION

The compensation paid to the Trustees of the Trust by the Adviser for the fiscal period from December 30, 2003 (commencement of investment operations) through October 31, 2004 is set forth in the following table:

                   Total Compensation from Trust (the Trust is not in a Fund Complex)1
      Name
Charles P. Clemens                                $[__]
Paul K. Hoffmeister                               $[__]
David E. Hannoush                                 $[__]
Michael J. Regan                                  $[__]
Paul F. Pechacek2                                 $[__]

1 Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser will make the actual payment.
2 As of [____], 2004, Mr. Pechacek is no longer a Trustee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion (if any) and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Georgetowne Long/Short Fund may direct trades to certain brokers.

Over-the-counter (NASDAQ) transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC. The Code is included as exhibit, EX-99.23.p, in Part C to the Fund's registration statements. The Securities Act number assigned to the Fund's registration statement is 333-103875.

    The following table sets forth the brokerage commissions paid by the Fund for the period ended October 31, 2004:

                FISCAL PERIOD                 BROKERAGE COMMISSIONS PAID
               October 31, 2004                         $[__]
(fiscal period commenced on December 30, 2003)


DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, and Custodian. Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Dividends and other distributions declared by the Fund in, and payable to, shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

If the net asset value of shares is reduced below a shareholder's cost as the result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

DISPOSITION OF SHARES. Upon a redemption or sale of shares of the Fund, a shareholder will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with a Form W-9 to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, that shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

 ADDITIONAL TAX INFORMATION

     The Fund has qualified as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of October 31, 2004, the Fund had unused capital loss carryforward of $22,566, expiring in 2012.

CUSTODIAN

        U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

        Mutual Shareholder Services, LLC. ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent. MSS maintains the records of the shareholders' account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

        In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for assets above $150 million the annual fee is $59,250.

The following table provides information regarding transfer agent and fund accounting services fees paid by the Adviser during the last fiscal period.


FISCAL PERIOD           FEES PAID FOR  REIMBURSEMENT FOR OUT-OF-POCKET EXPENSES INCURRED IN PROVIDING TRANSFER     FEES PAID
                        TRANSFER AGENT AGENT SERVICES TO THE FUND                                                  FOR
                        SERVICES                                                                                   ACCOUNTING
                                                                                                                   SERVICES
    October 31, 2004    $[___]         $[___]                                                                      $[___]
(fiscal period commenced
 on December 30, 2003)


PROXY VOTING POLICIES

       The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.
       The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:
   {circle}electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
   {circle}approving  independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement; {circle}providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
   {circle}corporate  voting structure - shareholders should have voting  power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and
   {circle}shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

   The policy provides that, not withstanding the foregoing, the Adviser will comply with any applicable voting requirements of Rule (d)(1)(F), as described in this SAI.

    The actual voting records relating to portfolio securities during the most recent 12-month period ended October 31 are available without charge, upon request, by calling toll free, 1-877-369-3705 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-369-3705 and will be sent within three business days of receipt of a request.



INDEPENDENT AUDITORS

The firm of Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2005. Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended October 31, 2004. The Trust will provide the Annual Report without charge upon written request or request by telephone.


                                    PART C
                               OTHER INFORMATION


Item 23. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant's Declaration of Trust which was filed as an Exhibit to Registrant's Registration Statement on March 17, 2003, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's Amended By-Laws are filed herewith.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Management Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custodial Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(h) Other Material Contracts.
       Transfer Agent Agreement (h.1), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

       Accounting Services Agreement (h.2), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(i) Legal Opinion.
       Legal Opinion, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

       Legal Consent is filed herewith.

(j) Other Opinions.  Auditor's Consent is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Code of Ethics of the Registrant and the Adviser, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, is hereby incorporated by reference..

(q) Powers of Attorney of the Trust (and Certificate with respect thereto) and the Trustees, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on December 23, 2003, are hereby incorporated by reference.

(r) Power of Attorney of David E. Hannoush is filed herewith.

Item 24. Control Persons. None.

Item 25. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Activities of Investment Adviser.

(a) The Georgetowne Fund Management Corporation, 7 Reddy Lane, Loudonville, New York 12211 ("Georgetowne Fund Management") is registered as an investment adviser. It has engaged in no other business during the past two fiscal years.

(b) The substantial business activities of the sole director and officer of Georgetowne Fund Management Corporation during the past two years are provided in the Statement of Additional Information.

Item 27. Principal Underwriter. None.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.


                                  SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 30th day of December, 2004.


                             THE GEORGETOWNE FUNDS



                                              By:/s/ JoAnn M. Strasser
                                                     JoAnn M. Strasser
                                                     Attorney-in Fact



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Paul K. Hoffmeister, *President, Treasurer,   *By:_/s/JoAnn M. Strasser
& Trustee                                            JoAnn M. Strasser
David E. Hannoush, * Trustee                         Attorney-in Fact
Michael J. Regan, *Trustee                           December 30, 2004
Charles P. Clemens, *Trustee




                                 Exhibit Index

1.     Amended By-Laws                                            Ex-99.23.b
2.     Consent of Thompson Hine LLP                               Ex-99.23.i
3.     Consent of Sanville & Company                              Ex-00.23.j
4.     Power of Attorney of David E. Hannoush                     Ex-99.23q